Exhibit 10.12

[ ],	as Individual Borrower
(Individual Borrower)

to

COLUMN FINANCIAL, INC., as Lender
(Lender)

MORTGAGE AND
SECURITY AGREEMENT

Dated: As of October 26, 2004

Location: [ ]

County: [ ]

PREPARED BY AND UPON
RECORDATION RETURN TO:

Cadwalader, Wickersham & Taft LLP
100 Maiden Lane
New York, New York 10038
Attention: William P. McInerney, Esq.

MORTGAGE AND SECURITY AGREEMENT

THIS MORTGAGE AND SECURITY AGREEMENT (this “Security Instrument”) is made as of this 26 day of October, 2004, by [                                              ], a Delaware limited liability company, having its principal place of business at c/o BlueLinx Holdings, Inc., 4300 Wildwood Parkway, Atlanta, Georgia 30339, Attention: President, as mortgagor (“Individual Borrower”) for the benefit of COLUMN FINANCIAL, INC., a Delaware corporation, having an address at 11 Madison Avenue, New York, New York 10010, as mortgagee (“Lender”).

W I T N E S S E T H:

WHEREAS, this Security Instrument is given to secure a loan (the “Loan”) in the principal sum of [                                            ] and No/100 Dollars ($[                                ]) advanced pursuant to that certain Loan Agreement, dated as of the date hereof, between the parties identified on the signature pages thereof, collectively as Borrower (each individually or collectively as the context may require, “Borrower”), and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”) and evidenced by that certain Promissory Note, dated the date hereof, made by Borrower in favor of Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”);

WHEREAS, Individual Borrower desires to secure the payment of the Debt and the performance of all of the obligations of Borrower under the Note, the Loan Agreement and the other Loan Documents (as herein defined); and

WHEREAS, this Security Instrument is given pursuant to the Loan Agreement, and payment, fulfillment, and performance by Borrower of its obligations thereunder and under the other Loan Documents are secured hereby, and each and every term and provision of the Loan Agreement, the Note, and that certain Assignment of Leases and Rents of even date herewith made by Individual Borrower in favor of Lender delivered in connection with this Security Agreement (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Assignment of Leases”), including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are intended to be, and are hereby, secured by this Security Instrument (the Loan Agreement, the Note, this Security Instrument, the Assignment of Leases and Rents and all other documents evidencing or securing the Debt or executed or delivered in connection therewith, are hereinafter referred to collectively as the “Loan Documents”).

NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Security Instrument:

ARTICLE 1 - GRANTS OF SECURITY

Section 1.1            Property Mortgaged.  Individual Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Lender and its successors and assigns all of Individual Borrower’s right, title and interest in and to the following property, rights, interests and estates, whether now owned or hereafter acquired by Individual Borrower (collectively, the “Property”):

(a)           Land.  The real property described in Exhibit A attached hereto and made a part hereof (the “Land”);

(b)           Additional Land.  All additional lands, estates and development rights hereafter acquired by Individual Borrower for use in connection with the Land and the development of the Land which shall, from time to time, by supplemental mortgage or otherwise, be expressly made subject to the lien of this Security Instrument;

(c)           Improvements.  The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the “Improvements”);

(d)           Easements.  All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversions and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, rights of dower, rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Individual Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

(e)           Equipment.  All “equipment,” as such term is defined in Article 9 of the Uniform Commercial Code (hereinafter defined), now owned or hereafter acquired by Individual Borrower, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Individual Borrower and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the “Equipment”).  Notwithstanding the foregoing, Equipment shall not include any property belonging to tenants under the Master Lease or any other Leases (hereinafter defined) except to the extent that Individual Borrower shall have any right or interest therein;

(f)            Fixtures.  All Equipment now owned, or the ownership of which is hereafter acquired, by Individual Borrower which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Individual Borrower’s interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the “Fixtures”).  Notwithstanding the foregoing, “Fixtures” shall not include any property which tenants own or are entitled to remove pursuant to the Master Lease or any other Leases, except to the extent that Individual Borrower shall have any right or interest therein;

(g)           Personal Property.  All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever as defined in and subject to the provisions of the Uniform Commercial Code, whether tangible or intangible, other than Fixtures, which are now or hereafter owned by Individual Borrower and which are located within or about the Land and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the “Personal Property”), and the right, title and interest of Individual Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the “Uniform Commercial Code”), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

(h)           Leases and Rents.  All leases, subleases or subsubleases, lettings, licenses, concessions or other agreements (whether written or oral) (including, without limitation, the Master Lease) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into (collectively, the “Leases”), whether before or after the filing by or against Individual Borrower of any petition for relief under 11 U.S.C. §101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”) and all right, title and interest of Individual Borrower, its successors and assigns therein and thereunder, including, without limitation, in and to any and all cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Individual Borrower of any petition for relief under the Bankruptcy Code (collectively, the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

(i)            Condemnation Awards.  All Awards which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

(j)            Insurance Proceeds.  All Insurance Proceeds in respect of the Property under any Policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any Policies, judgments, or settlements made in lieu thereof, in connection with a Casualty to the Property;

(k)           Tax Certiorari.  All refunds, rebates or credits in connection with reduction in Taxes or Other Charges charged against the Property;

(l)            Conversion.  All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, Insurance Proceeds and Awards, into cash or liquidation claims;

(m)          Rights.  The right, in the name and on behalf of Individual Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

(n)           Agreements.  All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or any business or activity conducted on the Land and any part thereof and all right, title and interest of Individual Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Individual Borrower thereunder;

(o)           Trademarks.  All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

(p)           Accounts.  All reserves, escrows and deposit accounts maintained by Individual Borrower, either individually or otherwise, with respect to the Property, including, without limitation, all accounts established or maintained pursuant to the Cash Management Agreement; together with all deposits or wire transfers made to such accounts and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof;

(q)           Interest Rate Cap Agreement.  The Interest Rate Cap Agreement, including, but not limited to, all “accounts”, “chattel paper”, “general intangibles” and “investment property” (as such terms are defined in the Uniform Commercial Code as from time to time in effect) constituting or relating to the Interest Rate Cap Agreement; and all products and proceeds of any thereof; and

(r)            Other Rights.  Any and all other rights of Individual Borrower in and to the items set forth in Subsections (a) through (q) above.

AND without limiting any of the other provisions of this Security Instrument, to the extent permitted by applicable law, Individual Borrower expressly grants to Lender, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the Fixtures collectively referred to as the “Real Property”) appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, shall for the purposes of this Security Instrument be deemed conclusively to be real estate and mortgaged hereby.

Section 1.2            Assignment of Rents.  Individual Borrower hereby absolutely and unconditionally (subject only to the Permitted Encumbrances) assigns to Lender all of Individual Borrower’s right, title and interest in and to all current and future Leases and Rents; it being intended by Individual Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only.  Nevertheless, subject to the terms of the Loan Agreement, the Assignment of Leases, the Cash Management Agreement and Section 7.1(h) of this Security Instrument, Lender grants to Individual Borrower a revocable (in accordance with the provisions thereof) license to exercise and enjoy all incidences of the status of a lessor under the Leases and the Rents, including, without limitation, the right to collect, demand, sue for, attach, levy, recover, receive, use and enjoy the Rents and to give proper receipts, releases and acquittances therefor.  Except as otherwise expressly permitted under the Loan Agreement, Individual Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

Section 1.3            Security Agreement.  This Security Instrument is both a real property mortgage and a “security agreement” within the meaning of the Uniform Commercial Code.  The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Individual Borrower in the Property.  By executing and delivering this Security Instrument, Individual Borrower hereby grants to Lender, as security for the Obligations (hereinafter defined), a security interest in the Fixtures, the Equipment and the Personal Property to the full extent that the Fixtures, the Equipment and the Personal Property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the “Collateral”).  If an Event of Default shall occur and be continuing, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral.  Upon request or demand of Lender after the occurrence and during the continuance of an Event of Default, Individual Borrower shall, at its expense, assemble the Collateral and make it available to Lender at a convenient place (at the Land if tangible property) reasonably acceptable to Lender.  Individual Borrower shall pay to Lender on demand any and all reasonable out-of-pocket expenses, including reasonable legal expenses and attorneys’ fees, incurred or paid by Lender in protecting its interest in the

Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence and during the continuance of an Event of Default.  Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Individual Borrower in accordance with the provisions hereof at least ten (10) Business Days prior to such action, shall, except as otherwise provided by applicable law, constitute reasonable notice to Individual Borrower.  The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.  Individual Borrower’s (debtor’s) principal place of business is as set forth on page one hereof and the address of Lender (secured party) is as set forth on page one hereof.

Section 1.4            Fixture Filing.  Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, and this Security Instrument, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

Section 1.5            Pledges of Monies Held.  Individual Borrower hereby pledges to Lender all of its right, title and interest in and to any and all monies now or hereafter held by Lender or on behalf of Lender in connection with the Loan, including, without limitation, any sums deposited in the Lockbox Account, the Cash Management Account, the Reserve Funds and Net Proceeds, as additional security for the Obligations until expended or applied as provided in the Loan Documents.

CONDITIONS TO GRANT

TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Lender and its successors and assigns, forever;

PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and the Loan Agreement, shall well and truly perform the Other Obligations (hereafter defined) and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Individual Borrower’s obligation to indemnify and hold harmless Lender pursuant to the provisions hereof shall, to the extent expressly so provided, survive any such payment or release.

ARTICLE 2 - DEBT AND OBLIGATIONS SECURED

Section 2.1            Debt.  This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Debt.

Section 2.2            Other Obligations.  This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (collectively, the “Other Obligations”):

(a)           the performance of all other obligations of Individual Borrower contained herein;

(b)           the performance of each obligation of Borrower contained in the Loan Agreement and any other Loan Document; and

(c)           the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

Section 2.3            Debt and Other Obligations.  Individual Borrower’s and Borrower’s obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the “Obligations.”

ARTICLE 3 - INDIVIDUAL BORROWER COVENANTS

Individual Borrower covenants and agrees that:

Section 3.1            Payment of Debt.  Individual Borrower will pay, or cause to be paid, the Debt at the time and in the manner provided in the Loan Agreement and the Note.

Section 3.2            Intentionally Omitted.

Section 3.3            Insurance.  Individual Borrower shall obtain and maintain, or cause to be obtained and maintained, in full force and effect at all times insurance with respect to Individual Borrower and the Property as required pursuant to the Loan Agreement.

Section 3.4            Maintenance of Property.  Individual Borrower shall cause the Property to be maintained in a good and safe condition and repair.  The Improvements, the Fixtures, the Equipment and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Fixtures, the Equipment or the Personal Property, tenant finish and refurbishment of the Improvements) without the consent of Lender or as otherwise permitted pursuant to the Loan Agreement.  Individual Borrower shall promptly repair, replace or rebuild, or cause to be repaired, replaced or rebuilt, any part of the Property which may be destroyed by any Casualty or become damaged, worn or dilapidated or which may be affected by any Condemnation, and shall complete and pay for, or cause to be completed and paid for, any structure at any time in the process of construction or repair on the Land.

Section 3.5            Waste.  Individual Borrower shall not commit or permit any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or allow the cancellation of any Policy, or do or permit to be done on the Property anything that may in any way materially impair the value of the Property or the security of this Security Instrument.  Individual Borrower shall not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

Section 3.6            Payment for Labor and Materials.  (a)  Subject to Section 3.6(b) hereof, Individual Borrower will promptly pay, or cause to be paid, when due all bills and costs for labor, materials, and specifically fabricated materials (“Labor and Material Costs”) incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof except for the Permitted Encumbrances.

(b)           After prior written notice to Lender, Individual Borrower, at its own expense, may contest, or cause to be contested, by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Labor and Material Costs, provided that (i) no Event of Default has occurred and is continuing under the Loan Agreement, the Note, this Security Instrument or any of the other Loan Documents, (ii) Individual Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Labor and Material Costs from Individual Borrower and from the Property or Individual Borrower shall have paid (or cause to be paid) or deposited (or cause to be deposited) with Lender all of the Labor and Material Costs under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Individual Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in imminent danger of being sold, forfeited, terminated, canceled or lost, and (vi) Individual Borrower shall have furnished (or cause to be furnished) the security as may be required in the proceeding, or as may be reasonably requested by Lender, to insure the payment of any contested Labor and Material Costs, together with all interest and penalties thereon.

Section 3.7            Performance of Other Agreements.  Individual Borrower shall observe and perform each and every term, covenant and provision to be observed or performed by Individual Borrower pursuant to the Loan Agreement, any other Loan Document and any other agreement or recorded instrument affecting or pertaining to the Property and any amendments, modifications or changes thereto.

Section 3.8            Change of Name, Identity or Structure.  Individual Borrower shall not change Individual Borrower’s name, identity (including its trade name or names) or, if not an individual, Individual Borrower’s corporate, partnership or other structure without notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Individual Borrower’s structure, without first obtaining the prior written consent of Lender, except as otherwise permitted pursuant to Section 5.2.10 of the Loan Agreement.  Individual Borrower shall execute and deliver to Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein.  At the request of Lender, Individual Borrower shall execute a certificate in form satisfactory to Lender listing the trade names under which Individual Borrower intends to operate the Property, and representing and warranting that Individual Borrower does business under no other trade name with respect to the Property.

Section 3.9            Title.  Individual Borrower has good, marketable and insurable fee simple title to the real property comprising part of the Property and good title to the balance of such Property, free and clear of all Liens whatsoever except the Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents.  The Permitted Encumbrances in the aggregate do not materially and adversely affect the value, operation or use of the Property or Individual Borrower’s ability to repay the Loan.  This Security Instrument, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (a) a valid, perfected first priority Lien on the Property, subject only to Permitted Encumbrances and the Liens created by the Loan Documents and (b) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents.  There are no claims for payment for work, labor or materials affecting the Property which are past due and are or may become a Lien prior to, or of equal priority with, the Liens created by the Loan Documents unless such claims for payments are being contested in accordance with the terms and conditions of this Security Instrument.

ARTICLE 4 - OBLIGATIONS AND RELIANCES

Section 4.1            Relationship of Individual Borrower and Lender.  The relationship between Individual Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Individual Borrower, and no term or condition of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents shall be construed so as to deem the relationship between Individual Borrower and Lender to be other than that of debtor and creditor.

Section 4.2            No Reliance on Lender.  Neither Individual Borrower, any other Borrower nor any other Person that is or may become obligated for the performance of the Obligations is relying on Lender’s expertise, business acumen or advice in connection with the Property.

Section 4.3            No Lender Obligations.  (a)  Notwithstanding the provisions of Subsections 1.1(h) and (n) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

(b)           By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Loan Agreement, the Note or the other Loan Documents, including, without limitation, any Officer’s Certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or Policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

Section 4.4            Reliance.  Individual Borrower recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Section 4.1 of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof, that the warranties and representations are a material inducement to Lender in making the Loan; and that Lender would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Section 4.1 of the Loan Agreement.

ARTICLE 5 - FURTHER ASSURANCES

Section 5.1            Recording of Security Instrument, etc.  Individual Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, promptly after written request from Lender, will cause this Security Instrument and any of the other Loan Documents creating a Lien or security interest or evidencing the Lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the Lien or security interest hereof upon, and the interest of Lender in, the Property.  Individual Borrower will pay, or cause to be paid, all taxes, filing, registration or recording fees, and all reasonable expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges (other than any income, franchise or similar taxes) arising out of or in connection with the execution and delivery of this Security Instrument, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

Section 5.2            Further Acts, etc.  Individual Borrower will, at the cost of Individual Borrower, and without expense to Lender, do, execute, acknowledge and deliver all further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Individual Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Legal Requirements.  Individual Borrower, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Lender to execute in the name of Individual Borrower or without the signature of Individual Borrower to the extent Lender may lawfully do so, one or more financing statements to evidence more effectively the security interest of Lender in the Property.  Individual Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation, such rights and remedies available to Lender pursuant to this Section 5.2.

Section 5.3            Changes in Tax, Debt, Credit and Documentary Stamp Laws.  (a)  If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender’s interest in the Property, Individual Borrower will pay, or cause to be paid, the tax, with interest and penalties thereon, if any.  If Lender is advised by counsel chosen by it and reasonably acceptable to Individual Borrower that the payment of tax by Individual Borrower and/or Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury then Lender shall have the option by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable.

(b)           Individual Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt.  If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable.

(c)           If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the other Loan Documents or impose any other tax or charge on the same, Individual Borrower will pay, or cause to be paid, for the same, with interest and penalties thereon, if any.

Section 5.4            Severing of Mortgage.  This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be severed into two or more notes and two or more security instruments in such denominations as Lender shall determine in its sole discretion, each of which shall cover all or a portion of the Property to be more particularly described therein.  To that end, Individual Borrower, upon written request of Lender, shall execute, acknowledge and deliver, and/or cause to be executed, acknowledged and delivered by the then owner of the Property and/or Borrower, to Lender and/or its designee or designees, substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount then secured by this Security Instrument, and containing terms, provisions and clauses similar to those contained herein and in the Note, and such other documents and instruments as may be required by Lender.

Section 5.5            Replacement Documents.  Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Individual Borrower will issue, or cause to be issued, in lieu thereof, a replacement Note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

ARTICLE 6 - DUE ON SALE/ENCUMBRANCE

Section 6.1            Lender Reliance.  Individual Borrower acknowledges that Lender has examined and relied on the experience of Individual Borrower and its general partners, members, principals and (if Individual Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Individual Borrower’s ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations.  Individual Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt, or a part thereof, by a sale of the Property.

Section 6.2            No Sale/Encumbrance.  Neither Individual Borrower nor any Restricted Party shall Transfer the Property or any part thereof or any interest therein or permit or suffer the Property or any part thereof or any interest therein to be Transferred other than as expressly permitted pursuant to the terms of the Loan Agreement.

ARTICLE 7 - RIGHTS AND REMEDIES UPON DEFAULT

Section 7.1            Remedies.  Upon the occurrence and during the continuance of any Event of Default, Individual Borrower agrees that Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Individual Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

(a)           declare the entire unpaid Debt to be immediately due and payable;

(b)           institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(c)           with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing Lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

(d)           sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Individual Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

(e)           institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement or in the other Loan Documents;

(f)            recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents;

(g)           apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Individual Borrower, any other Borrower or any guarantor or indemnitor with respect to the Loan or of any Person liable for the payment of the Debt;

(h)           the license granted to Individual Borrower under Section 1.2 hereof shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Individual Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Individual Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Individual Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Individual Borrower with respect to the Property, whether in the name of Individual Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents; (v) require Individual Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Individual Borrower; (vi) require Individual Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Individual Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys’ fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, Insurance Premium and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

(i)            exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing:  (i) the right to take possession of the Fixtures, the Equipment, the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Fixtures, the Equipment, the Personal Property, and

(ii) request Individual Borrower at its expense to assemble the Fixtures, the Equipment, the Personal Property and make it available to Lender at a convenient place acceptable to Lender.  Any notice of sale, disposition or other intended action by Lender with respect to the Fixtures, the Equipment, the Personal Property sent to Individual Borrower in accordance with the provisions hereof at least five (5) days prior to such action shall constitute commercially reasonable notice to Individual Borrower;

(j)            apply any sums then deposited or held in escrow or otherwise by or on behalf of Lender in accordance with the terms of the Loan Agreement, this Security Instrument or any other Loan Document to the payment of the following items in any order in its sole discretion:

(i)      Taxes and Other Charges;

(ii)     Insurance Premiums;

(iii)    Interest on the unpaid principal balance of the Note;

(iv)    Amortization of the unpaid principal balance of the Note; or

(v)     All other sums payable pursuant to the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, including, without limitation, advances made by Lender pursuant to the terms of this Security Instrument;

(k)           pursue such other remedies as Lender may have under applicable law; or

(l)            apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

Section 7.2            Application of Proceeds.  The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

Section 7.3            Right to Cure Defaults.  Upon the occurrence and during the continuance of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on Individual Borrower and without releasing Individual Borrower from any obligation hereunder, make any payment or do any act required of Individual Borrower hereunder in such manner and to such extent as Lender may deem necessary to protect the security hereof.  Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this

Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys’ fees to the extent permitted by law), with interest as provided in this Section 7.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand.  All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender.  All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

Section 7.4            Actions and Proceedings.  Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Individual Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

Section 7.5            Recovery of Sums Required To Be Paid.  Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Individual Borrower hereunder or under the other Loan Documents or by any other Borrower under the Loan Documents existing at the time such earlier action was commenced.

Section 7.6            Examination of Books and Records.  At reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Individual Borrower which reflect upon their financial condition, at the Property or at any office regularly maintained by Individual Borrower where the books and records are located.  Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers.  In addition, at reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Individual Borrower pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Individual Borrower where the books and records are located.  This Section 7.6 shall apply throughout the term of the Note and without regard to whether an Event of Default has occurred or is continuing.

Section 7.7            Other Rights, etc.  (a)  The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument.  Individual Borrower shall not be relieved of Individual Borrower’s obligations hereunder by reason of (i) the failure of Lender to comply with any request of Individual Borrower, any other Borrower or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents.

(b)           It is agreed that the risk of loss or damage to the Property is on Individual Borrower and Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured.  Possession by Lender shall not be deemed an election of judicial relief if any such possession is requested or obtained with respect to any Property or collateral not in Lender’s possession.

(c)           Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect.  Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof or of any other Loan Document without prejudice to the right of Lender thereafter to foreclose this Security Instrument.  The rights of Lender under this Security Instrument or under any other Loan Document shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others.  No act of Lender shall be construed as an election to proceed under any one provision herein or in any other Loan Document to the exclusion of any other provision herein and/or therein.  Lender shall not be limited exclusively to the rights and remedies herein stated or stated in any other Loan Document but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

Section 7.8            Right to Release Any Portion of the Property.  Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder.  This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

Section 7.9            Violation of Laws.  If the Property is not in material compliance with Legal Requirements, Lender may impose additional requirements upon Individual Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

Section 7.10         Recourse and Choice of Remedies.  Notwithstanding any other provision of this Security Instrument or the Loan Agreement, including, without limitation, Section 9.4 of the Loan Agreement, Lender and other Indemnified Parties (as hereinafter defined) are entitled to enforce the obligations of Individual Borrower and any guarantor and indemnitor contained in Sections 8.2 and 8.3 herein without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the Property, Lender is entitled to pursue a deficiency judgment with respect to such obligations against Individual Borrower and any guarantor or indemnitor with respect to the Loan.  The provisions of Sections 8.2 and 8.3 herein are exceptions to any non-recourse or exculpation provisions in the Loan Agreement, the Note, this Security Instrument or the other Loan Documents, and Individual Borrower and any guarantor or indemnitor with respect to the Loan are fully and personally liable for the obligations pursuant to Sections 8.2 and 8.3 herein.  The liability of Individual Borrower and any guarantor or indemnitor with respect to the Loan pursuant to Sections 8.2 and 8.3 herein is not limited to the original principal amount of the Note.  Notwithstanding the foregoing, nothing herein shall inhibit or prevent Lender from foreclosing or exercising any other rights and remedies pursuant to the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, whether simultaneously with foreclosure proceedings or in any other sequence.  A separate action or actions may be brought and prosecuted against Individual Borrower pursuant to Sections 8.2 and 8.3 herein whether or not action is brought against any other Person or whether or not any other Person is joined in the action or actions.

Section 7.11         Right of Entry.  Upon reasonable notice to Individual Borrower, Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

ARTICLE 8 - INDEMNIFICATION

Section 8.1            General Indemnification.  Individual Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless, or cause to be protected, defended, indemnified, released and held harmless, the Indemnified Parties (hereinafter defined) from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including, but not limited, to reasonable attorneys’ fees and other costs of defense) (collectively, the “Losses”) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following, except to the extent arising out of the gross negligence, illegal acts, bad faith, fraud or willful misconduct of such Indemnified Party:  (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, the Note, the Loan Agreement, this Security Instrument, or any other Loan Documents; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument, the Loan Agreement, the Note or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with Individual Borrower, any other Borrower, and/or any guarantor or indemnitor of the Loan becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to, or death of, persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of Individual Borrower or any other Borrower, to perform or be in compliance with any of the terms of this Security Instrument, the Note, the Loan Agreement or any of the other Loan Documents; (g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any Borrower or any of its affiliates to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, if required by Legal Requirements in connection with this Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made; (i) any failure of the Property to be in compliance with any Legal Requirements; (j) the enforcement by any Indemnified Party of the provisions of this Article 8; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (l) the payment of any commission, charge or brokerage fee to anyone claiming through Individual Borrower or any other Borrower which may be payable in connection with the funding of the Loan; or (m) any misrepresentation made by Individual Borrower or any other Borrower in this Security Instrument or any other Loan Document.  Any amounts payable to Lender by reason of the application of this Section 8.1 shall become due and payable on the date that is five (5) days after Individual Borrower’s receipt of notice thereof and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid.  For purposes of this Article 8, the term “Indemnified Parties” means Lender and any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved in the servicing of the Loan, any Person in whose name the encumbrance created by this Security Instrument is or will have been recorded, Persons who may hold or acquire or will have held a full or partial interest in the Loan (including, but not limited to, investors or prospective investors in the Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including, but not limited to, any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and any successors by merger, consolidation or acquisition of all or a substantial portion of Lender’s assets and business).

Section 8.2            Mortgage and/or Intangible Tax.  Individual Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless, or cause to be protected, defended, indemnified, released and held harmless, the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the other Loan Documents, but excluding any income, franchise or other similar taxes.

Section 8.3            ERISA Indemnification.  Individual Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless, or cause to be protected, defended, indemnified, released and held harmless, the Indemnified Parties from and against any and all Losses (including, without limitation, reasonable attorneys’ fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender’s sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 4.1.9 or 5.2.9 of the Loan Agreement.

Section 8.4            Duty to Defend; Attorneys’ Fees and Other Fees and Expenses.  Upon written request by any Indemnified Party, Individual Borrower shall defend, or cause to be defended, such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties.  Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both Individual Borrower and/or any other Borrower and any Indemnified Party and Individual Borrower and/or such other Borrower and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to Individual Borrower, such other Borrower and/or other Indemnified Parties that are different from or additional to those available to Individual Borrower and/or such other Borrower, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party, provided that no compromise or settlement shall be entered without Individual Borrower’s consent, which consent shall not be unreasonably withheld.  Upon demand, Individual Borrower shall pay (or cause to be paid) or, in the sole and absolute discretion of the Indemnified Parties, reimburse (or cause to be reimbursed), the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

ARTICLE 9 - WAIVERS

Section 9.1            Waiver of Counterclaim.  To the extent permitted by applicable law, Individual Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Loan Agreement, the Note, any of the other Loan Documents, or the Obligations.

Section 9.2            Marshalling and Other Matters.  To the extent permitted by applicable law, Individual Borrower hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein.  Further, Individual Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Individual Borrower, and on behalf of each and every Person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all Persons to the extent permitted by applicable law.

Section 9.3            Waiver of Notice.  To the extent permitted by applicable law, Individual Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender to Individual Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Individual Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender to Individual Borrower.

Section 9.4            Waiver of Statute of Limitations.  To the extent permitted by applicable law, Individual Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

Section 9.5            Survival.  The indemnifications made pursuant to Section 8.3 herein shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by any of the following:  any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender’s interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender’s rights and remedies pursuant hereto including, but not limited to, foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Loan Agreement, the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Individual Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Loan Agreement, the Note or the other Loan Documents, and any act or omission that might otherwise be construed as a release or discharge of Individual Borrower from the obligations pursuant hereto.

ARTICLE 10 - EXCULPATION

The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Security Instrument to the same extent and with the same force as if fully set forth herein.

ARTICLE 11 - NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

ARTICLE 12 - APPLICABLE LAW

Section 12.1         Governing Law.  This security instrument shall be governed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.

Section 12.2         Usury Laws.  Notwithstanding anything to the contrary, (a) all agreements and communications between Individual Borrower and/or Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate or amount, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

Section 12.3         Provisions Subject to Applicable Law.  All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.  If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

ARTICLE 13 - DEFINITIONS

All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.  Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the term “Individual Borrower” shall mean “Individual Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein,” the term “Individual Borrower” ” shall be deemed to refer to each and every Person comprising an Individual Borrower from time to time, jointly and severally, and to include the successors and assigns of each such Person, the term “Borrower” shall be deemed to refer to each and every Person comprising a Borrower from time to time, jointly and severally, and to include the successors and assigns of each such Person, the word “Lender” shall mean “Lender and any subsequent holder of the Note,” the word “Note” shall mean “the Note and any other evidence of indebtedness secured by this Security Instrument,” the word “Property” shall include any portion of the Property and any interest therein, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

ARTICLE 14 - MISCELLANEOUS PROVISIONS

Section 14.1         No Oral Change.  This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Individual Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 14.2         Successors and Assigns.  This Security Instrument shall be binding upon and inure to the benefit of Individual Borrower and Lender and their respective successors and assigns forever.

Section 14.3         Inapplicable Provisions.  If any term, covenant or condition of the Loan Agreement, the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Note and this Security Instrument shall be construed without such provision.

Section 14.4         Headings, etc.  The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 14.5         Number and Gender.  Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

Section 14.6         Subrogation.  If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Individual Borrower’s and Borrower’s obligations hereunder, under the Loan Agreement, the Note and the other Loan Documents and the performance and discharge of the Other Obligations.

Section 14.7         Entire Agreement.  The Note, the Loan Agreement, this Security Instrument and the other Loan Documents constitute the entire understanding and agreement between Individual Borrower (or Borrower, as applicable) and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Individual Borrower (or Borrower, as applicable) and Lender with respect thereto.  Individual Borrower hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, there are not, and were not, and no Persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Loan Agreement, this Security Instrument and the other Loan Documents.

Section 14.8         Limitation on Lender’s Responsibility.  No provision of this Security Instrument shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.  Nothing herein contained shall be construed as constituting Lender a “mortgagee in possession.”

ARTICLE 15 - STATE-SPECIFIC PROVISIONS

Section 15.1         Principles of Construction.  In the event of any inconsistencies between the terms and conditions of this Article 15 and the terms and conditions of this Security Instrument, the terms and conditions of this Article 15 shall control and be binding.

[PROVISIONS TO BE INSERTED FOR STATE IN WHICH PROPERTY IS LOCATED]

IN WITNESS WHEREOF, this Security Instrument has been executed by Individual Borrower as of the day and year first above written.

[INDIVIDUAL BORROWER]

By:
Name:
Title:

ACKNOWLEDGMENT

STATE OF	)
) SS
COUNTY OF	)

On this               day of October, 2004, before me, the undersigned notary public, personally appeared                                                                                   , proved to me through satisfactory evidence of identification, which were                                                                                   , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purpose as                                    for                                                                                   , a Delaware limited liability company.

Notary Public [Official Signature and Seal of Notary]

My Commission Expires:

[Local counsel to provide state appropriate acknowledgement for out-of-state execution]

EXHIBIT A